Contact Information: Investor Relations 941-556-2601 investor-relations@ropertech.com	Roper Technologies, Inc.

Roper Technologies Announces Record Third Quarter Results
GAAP Revenue Increased 14%; Organic Revenue Increased 9%
Operating Cash Flow Increased 32% to $418 Million

Sarasota, Florida, October 26, 2018 ... Roper Technologies, Inc. (NYSE: ROP), a leading diversified technology company, reported financial results for the third quarter ended September 30, 2018.

Roper reports results - including revenue, gross margin, earnings before taxes, net income, and diluted earnings per share (“DEPS”) - on both a GAAP basis and an adjusted basis.

Third quarter GAAP and adjusted revenue were $1.32 billion, increasing 14% and 13%, respectively. GAAP gross margin expanded 110 basis points to 63.7% and adjusted gross margin expanded 80 basis points to 63.8%. EBITDA increased 16% to $473 million and EBITDA margin expanded 100 basis points to 35.8%.

GAAP and adjusted earnings before taxes grew 18% to $312 million and $411 million, respectively. GAAP DEPS was $2.37, a 29% increase, while adjusted DEPS was $3.09, a 31% increase. Operating cash flow increased 32% to $418 million. Free cash flow increased 34% to $404 million, representing 31% of revenue.

"Our businesses delivered another quarter of excellent results," said Neil Hunn, Roper's President and CEO. "Organic revenue grew 9%, with broad-based contributions across our software, network, and product businesses. Operating profit grew double-digits and margins expanded in each of our four reporting segments as our business leaders continued their nimble execution across our diverse niche markets."

"Cash performance in the quarter was outstanding with 34% free cash flow growth," Mr. Hunn continued. "With a strong balance sheet and a pipeline of attractive acquisition opportunities, we are well positioned for continued capital deployment.”

2018 Guidance

Roper is raising its full year guidance. The Company now expects full year adjusted DEPS of $11.69 - $11.73, compared to previous guidance of $11.40 - $11.56.

For the fourth quarter of 2018, the Company expects adjusted DEPS of $3.10 - $3.14.

The Company’s guidance excludes the impact of future acquisitions or divestitures, and also excludes the impact of the pending Gatan divestiture.

Conference Call to be Held at 8:30 AM (ET) Today

A conference call to discuss these results has been scheduled for 8:30 AM ET on Friday, October 26, 2018. The call can be accessed via webcast or by dialing +1 888-378-4398 (US/Canada) or +1 323-701-0223, using confirmation code 707328. You can also use the following Click to Join link 5-10 minutes prior to start time to have the conference system call you and connect you to the event: Go to Click to Join. Webcast information and conference call materials will be made available in the Investors section of Roper’s website (www.ropertech.com) prior to the start of the call. The webcast can also be accessed directly by using the following URL https://event.webcast. Telephonic replays will be available for up to two weeks and can be accessed by using the following registration URL https://event.replay with access code 1928033.

Use of Non-GAAP Financial Information

The Company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Table 1: Adjusted Revenue Reconciliation and Growth Detail ($M)

	Q3 2017	Q3 2018		V %
GAAP Revenue	$1,160	$1,319		14%
Purchase accounting adjustment to acquired deferred revenue	12	2	A
Adjusted Revenue	$1,171	$1,321		13%

Components of Adjusted Revenue Growth
Organic				9%
Acquisitions				5%
Rounding				(1)%
Total Adjusted Revenue Growth				13%

Table 2: Adjusted Gross Margin Reconciliation ($M)

	Q3 2017	Q3 2018		V% / Bps
GAAP Revenue	$1,160	$1,319		14%
Purchase accounting adjustment to acquired deferred revenue	12	2	A
Adjusted Revenue	$1,171	$1,321		13%

GAAP Gross Profit	$726	$840
Purchase accounting adjustment to acquired deferred revenue	12	2	A
Adjusted Gross Profit	$738	$842		14%

GAAP Gross Margin	62.6%	63.7%		+110 bps
Adjusted Gross Margin	63.0%	63.8%		+80 bps

Table 3: Adjusted EBITDA Reconciliation ($M)

	Q3 2017	Q3 2018		V% / Bps
GAAP Revenue	$1,160	$1,319		14%
Purchase accounting adjustment to acquired deferred revenue	12	2	A
Adjusted Revenue	$1,171	$1,321		13%

GAAP Net Earnings	190	248
Taxes	74	64
Interest Expense	46	48
Depreciation	12	12
Amortization	74	83
EBITDA	$397	$455		15%

Purchase accounting adjustment to acquired deferred revenue	12	2	A
Purchase accounting adjustment for commission expense	(1)	—
Debt extinguishment charge B	—	16
Adjusted EBITDA	$407	$473		16%
% of Adjusted Revenue	34.8%	35.8%		+100 bps

Table 4: Adjusted Earnings Before Taxes Reconciliation ($M)

	Q3 2017	Q3 2018		V %
GAAP Earnings Before Taxes	$265	$312		18%
Purchase accounting adjustment to acquired deferred revenue	12	2	A
Purchase accounting adjustment for commission expense	(1)	—
Amortization of acquisition-related intangible assets C	73	82
Debt extinguishment charge B	—	16
Adjusted Earnings Before Taxes	$348	$411		18%

Table 5: Adjusted DEPS Reconciliation D

	Q3 2017	Q3 2018		V %
GAAP DEPS	$1.84	$2.37		29%
Purchase accounting adjustment to acquired deferred revenue	0.07	0.02	A
Purchase accounting adjustment for commission expense	(0.01)	—
Amortization of acquisition-related intangible assets C	0.46	0.62
Measurement period adjustment to 2017 provisional income tax amounts resulting from the Tax Cuts and Jobs Act E	—	(0.03)
Debt extinguishment charge B	—	0.12
Rounding	—	(0.01)
Adjusted DEPS	$2.36	$3.09		31%

Table 6: Free Cash Flow Reconciliation ($M)

	Q3 2017	Q3 2018	V %
Operating Cash Flow	$316	$418	32%
Capital Expenditures	(11)	(11)
Capitalized Software Expenditures	(2)	(3)
Free Cash Flow	$302	$404	34%

Table 7: Forecasted Adjusted DEPS Reconciliation D

	Q4 2018		Full Year 2018
	Low End	High End	Low End	High End
GAAP DEPS	$2.48	$2.52	$9.06	$9.10
Purchase accounting adjustments to acquired deferred revenue and commissions F	0.01	0.01	0.06	0.06
Amortization of acquisition-related intangible assets C	0.61	0.61	2.37	2.37
Debt extinguishment charge B	—	—	0.12	0.12
Recognition of deferred tax expense due to held-for-sale classification of Gatan G	—	—	0.10	0.10
Measurement period adjustment to 2017 provisional income tax amounts resulting from the Tax Cuts and Jobs Act E	—	—	(0.02)	(0.02)
Adjustments to 2017 provisional income tax amounts resulting from the Tax Cuts and Jobs Act	TBD	TBD	TBD	TBD

Adjusted DEPS	$3.10	$3.14	$11.69	$11.73

A.	Acquisition-related fair value adjustment to deferred revenue related to the acquisitions of Onvia and PowerPlan ($2M pretax, $2M after-tax).

B.	Debt extinguishment charge ($16M pretax, $13M after-tax) related to the early redemption of 2019 Senior Notes.

C.
Actual results and forecast of estimated amortization of acquisition-related intangible assets ($M, except per share data); for comparison purposes, prior period amounts are also shown below. Tax rate of 35% applied to amortization in 2017, and tax rate of 21% applied to amortization in 2018.

	Q3 2017A	Q3 2018A	Q4 2018E	FY 2018E
Pretax	$73	$82	$81	$314
After-tax	$48	$65	$64	$248
Per share	$0.46	$0.62	$0.61	$2.37

D.	All 2017 adjustments taxed at 35%, all 2018 adjustments taxed at 21%.

E.	Measurement period adjustment of $3 million for Q3 2018 and $2 million for the full year 2018 to 2017 provisional income tax amounts resulting from the Tax Cuts and Jobs Act.

F.	Forecasted acquisition-related fair value adjustments to acquired deferred revenue and commissions of Onvia and PowerPlan, as shown below ($M, except per share data).

	Q4 2018E	FY 2018E
Pretax	$1	$7
After-tax	$1	$6
Per Share	$0.01	$0.06

G.	Recognition of $10 million deferred tax expense due to held-for-sale classification of Gatan.

Note: Numbers may not foot due to rounding.

About Roper Technologies

Roper Technologies is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper operates businesses that design and develop software (both license and software-as-a-service) and engineered products and solutions for a variety of niche end markets. Additional information about Roper is available on the Company’s website at www.ropertech.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations. Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes," "intends" and similar words and phrases. These statements reflect management's current beliefs and are not guarantees of future performance. They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to identify and complete acquisitions consistent with our business strategies, integrate acquisitions that have been completed, realize expected benefits and synergies from, and manage other risks associated with, the newly acquired businesses. We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions and the conditions of the specific markets in which we operate, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products. Important risks may be discussed in current and subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

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Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(Amounts in millions)

	September 30, 2018	December 31, 2017
ASSETS:

Cash and cash equivalents	$363.4	$671.3
Accounts receivable, net	671.7	641.7
Inventories, net	212.2	204.9
Income taxes receivable	48.8	24.4
Unbilled receivables	176.1	143.6
Other current assets	83.3	73.5
Current assets held for sale	52.5	—
Total current assets	1,608.0	1,759.4

Property, plant and equipment, net	130.2	142.5
Goodwill	9,401.3	8,820.3
Other intangible assets, net	3,887.0	3,475.2
Deferred taxes	27.4	30.7
Other assets	102.0	88.3
Assets held for sale	89.2	—

Total assets	$15,245.1	$14,316.4

LIABILITIES AND STOCKHOLDERS' EQUITY:

Accounts payable	$163.7	$171.1
Accrued compensation	203.3	198.0
Deferred revenue	613.8	566.4
Other accrued liabilities	259.7	266.6
Income taxes payable	45.0	26.4
Current portion of long-term debt, net	801.6	800.9
Current liabilities held for sale	32.2	—
Total current liabilities	2,119.3	2,029.4

Long-term debt, net of current portion	4,414.3	4,354.6
Deferred taxes	958.2	829.6
Other liabilities	196.8	239.2
Liabilities held for sale	1.6	—
Total liabilities	7,690.2	7,452.8

Common stock	1.1	1.0
Additional paid-in capital	1,733.6	1,602.9
Retained earnings	6,038.4	5,464.6
Accumulated other comprehensive loss	(199.6)	(186.2)
Treasury stock	(18.6)	(18.7)
Total stockholders' equity	7,554.9	6,863.6

Total liabilities and stockholders' equity	$15,245.1	$14,316.4

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
(Amounts in millions, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Net revenues	$1,318.7	$1,159.9	$3,814.9	$3,380.9
Cost of sales	478.7	433.5	1,408.5	1,281.2
Gross profit	840.0	726.4	2,406.4	2,099.7

Selling, general and administrative expenses	462.5	415.6	1,374.4	1,236.4
Income from operations	377.5	310.8	1,032.0	863.3

Interest expense, net	48.4	45.5	134.8	137.2
Loss on debt extinguishment	15.9	—	15.9	—
Other income/(expense), net	(1.6)	(0.7)	(1.0)	5.2

Earnings before income taxes	311.6	264.6	880.3	731.3

Income taxes	64.0	74.3	$193.0	203.4

Net earnings	$247.6	$190.3	$687.3	$527.9

Net earnings per share:
Basic	$2.39	$1.86	$6.66	$5.17
Diluted	$2.37	$1.84	$6.58	$5.11

Weighted average common shares outstanding:
Basic	103.4	102.3	103.2	102.1
Diluted	104.6	103.7	104.4	103.4

Roper Technologies, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
(Amounts in millions and percents of net revenues)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018		2017		2018		2017
	Amount	%	Amount	%	Amount	%	Amount	%
Net revenues:
RF Technology	$560.4		$480.6		$1,579.4		$1,370.7
Medical & Scientific Imaging	380.0		343.6		1,120.0		1,042.6
Industrial Technology	229.5		200.4		677.2		576.7
Energy Systems & Controls	148.8		135.3		438.3		390.9
Total	$1,318.7		$1,159.9		$3,814.9		$3,380.9

Gross profit:
RF Technology	$363.5	64.9%	$298.9	62.2%	$1,009.6	63.9%	$830.1	60.6%
Medical & Scientific Imaging	273.2	71.9%	247.1	71.9%	799.8	71.4%	753.1	72.2%
Industrial Technology	117.0	51.0%	102.1	50.9%	344.4	50.9%	293.4	50.9%
Energy Systems & Controls	86.3	58.0%	78.3	57.9%	252.6	57.6%	223.1	57.1%
Total	$840.0	63.7%	$726.4	62.6%	$2,406.4	63.1%	$2,099.7	62.1%

Operating profit*:
RF Technology	$165.6	29.6%	$134.2	27.9%	$443.5	28.1%	$342.7	25.0%
Medical & Scientific Imaging	132.8	34.9%	115.5	33.6%	379.1	33.8%	356.6	34.2%
Industrial Technology	74.2	32.3%	62.2	31.0%	214.0	31.6%	174.1	30.2%
Energy Systems & Controls	46.3	31.1%	36.4	26.9%	123.4	28.2%	99.5	25.5%
Total	$418.9	31.8%	$348.3	30.0%	$1,160.0	30.4%	$972.9	28.8%

*Segment operating profit is before unallocated corporate general and administrative expenses. These expenses were $41.4 and $37.5 for the three months ended September 30, 2018 and 2017, respectively, and $128.0 and $109.6 for the nine months ended September 30, 2018 and 2017, respectively.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(Amounts in millions)

	Nine months ended September 30,
	2018	2017
Cash flows from operating activities:
Net earnings	$687.3	$527.9
Adjustments to reconcile net earnings to cash flows from operating activities:
Depreciation and amortization of property, plant and equipment	37.3	36.8
Amortization of intangible assets	235.6	221.5
Amortization of deferred financing costs	4.6	5.4
Non-cash stock compensation	81.1	67.6
Loss on debt extinguishment	15.9	—
Gain on sale of assets	—	(9.4)
Changes in operating assets and liabilities, net of acquired businesses:
Accounts receivable	(30.1)	30.1
Unbilled receivables	(20.1)	(27.2)
Inventories	(30.4)	(19.6)
Accounts payable and accrued liabilities	17.6	48.3
Deferred revenue	32.4	50.6
Income taxes	(59.3)	(48.4)
Other, net	(5.9)	(17.9)
Cash provided by operating activities	966.0	865.7

Cash flows from investing activities:
Acquisitions of businesses, net of cash acquired	(1,188.3)	(88.1)
Capital expenditures	(34.2)	(35.9)
Capitalized software expenditures	(7.2)	(8.0)
Proceeds from sale of assets	—	10.6
Other, net	(0.7)	(6.9)
Cash used in investing activities	(1,230.4)	(128.3)

Cash flows from financing activities:
Proceeds from senior notes	1,500.0	—
Payment of senior notes	(500.0)	—
Payments under revolving line of credit, net	(930.0)	(880.0)
Debt issuance costs	(12.8)	—
Redemption premium for debt extinguishment	(15.5)	—
Cash dividends to stockholders	(126.7)	(106.5)
Proceeds from stock-based compensation, net	46.6	32.9
Treasury stock sales	4.1	3.2
Other	(6.5)	0.2
Cash used in financing activities	(40.8)	(950.2)

Effect of foreign currency exchange rate changes on cash	(2.7)	61.2

Net decrease in cash and cash equivalents	(307.9)	(151.6)

Cash and cash equivalents, beginning of period	671.3	757.2

Cash and cash equivalents, end of period	$363.4	$605.6